UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 14, 2016

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 20, 2016, Apogee Enterprises, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the signing and simultaneous closing on December 14, 2016 of an asset purchase agreement (the “Purchase Agreement”) by and between the Company’s wholly owned subsidiary, WPP Acquisition Corporation, an Ontario corporation (“WPP”), Sotawall Inc., an Ontario corporation (“Sotawall”), and Juan A. Speck. Pursuant to the Purchase Agreement, WPP acquired the assets and business of Sotawall’s high-performance, modular, pre-glazed curtainwall systems design, manufacturing and installation business. The Initial 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

The financial statements of Sotawall required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01 (b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of BDO Canada LLP*
99.1	Audited financial statements of Sotawall Inc. as of and for the eleven months ended November 30, 2016 and unaudited financial statements of Sotawall Inc. as of and for the twelve months ended December 31, 2015.*
99.2	Unaudited pro forma condensed combined balance sheet as of November 26, 2016 and statement of operations for the nine months ended November 26, 2016 and the year ended February 27, 2016 of Apogee Enterprises, Inc.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Executive Vice President and Chief Financial Officer

Date: February 28, 2017

EXHIBIT INDEX

23.1	Consent of BDO Canada LLP.*
99.1	Audited financial statements of Sotawall Inc. as of and for the eleven months ended November 30, 2016 and unaudited financial statements of Sotawall Inc. as of and for the twelve months ended December 31, 2015.*
99.2	Unaudited pro forma condensed combined balance sheet as of November 26, 2016 and statement of operations for the nine months ended November 26, 2016 and the year ended February 27, 2016 of Apogee Enterprises, Inc.*

*	Filed herewith.